UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - MARCH 10, 2004
                        (Date of earliest event reported)



                                 SIX FLAGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)


                           Commission File No. 0-9789



                 Delaware                                 13-3995059
-------------------------------------------    ---------------------------------
         (State of Incorporation)                      (I.R.S. Employer
                                                      Identification No.)
        11501 Northeast Expressway
         Oklahoma City, Oklahoma                             73131
-------------------------------------------    ---------------------------------
 (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (405) 475-2500

Item 5.    Other Events.
------     ------------

           The information set forth in the press release issued by Six Flags, Inc. on March 10, 2004, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.
-------    ----------------------------------

(c) Exhibits.

            99.1      Press Release of Six Flags, Inc., dated March 10, 2004.





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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.

                                       By:   /s/ James M. Coughlin
                                          --------------------------------------
                                          Name:  James M. Coughlin
                                          Title: Vice President, General Counsel
                                                 and Assistant Secretary

Date:  March 10, 2004




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
                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

99.1                      Press Release, dated March 10, 2004.







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